EXHIBIT 32

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of First Bancorp of Indiana, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                      /s/ Harold Duncan
                                      --------------------------------------
                                      Harold Duncan
                                      President and Chief Executive Officer


                                      /s/ George J. Smith
                                      ------------------------------------
                                      George J. Smith
                                      Treasurer

Date: September 23, 2003

A signed original of this written statement required by Section 906 has been provided to First Bancorp of Indiana, Inc. and will be retained by First Bancorp of Indiana, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.